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                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William T. Clifford and Michael D. Fleisher jointly and severally, his attorneys-in-fact, each with the power of substitution for him in any and all capacities, to sign the this Registration Statement filed by Gartner Group, Inc. on Form S-8 with respect to the Gartner Group, Inc. 1991 Stock Option Plan, and any and all amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                          ----------------------------

        Signature                         Title                        Date
        ---------                         -----                        ----

/s/ William T. Clifford      President, Chief Executive Officer    April 3, 1999
--------------------------               and Director
   William T. Clifford        (principal executive officer)


/s/ Michael D. Fleisher         Chief Financial Officer and        April 3, 1999
--------------------------    Executive Vice President-Finance
   Michael D. Fleisher          and Administration (principal
                              financial and accounting officer)


 /s/ Manuel A. Fernandez          Chairman of the Board            April 2, 1999
--------------------------
   Manuel A. Fernandez


   /s/ William A. Grabe                  Director                  April 1, 1999
--------------------------
     William O. Grabe


    /s/ Max D. Hopper                    Director                  April 2, 1999
--------------------------
      Max D. Hopper


  /s/ John P. Imlay, Jr.                 Director                  April 2, 1999
--------------------------
    John P. Imlay, Jr.


 /s/ Stephen G. Pagliuca                 Director                  April 2, 1999
--------------------------
   Stephen G. Pagliuca


   /s/ Dennis G. Sisco                   Director                  April 2, 1999
--------------------------
     Dennis G. Sisco
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                                         Director
--------------------------
    Robert E. Weissman